Exhibit 99.1

Contact:	FOR RELEASE:
Tyler H. Rose	September 3, 2019
Executive Vice President and Chief Financial Officer
(310) 481-8484 or
Michelle Ngo
Senior Vice President and Treasurer
(310) 481-8581

KILROY REALTY, L.P. PRICES $500.0 MILLION OF 3.050%

SENIOR NOTES DUE 2030

LOS ANGELES — (BUSINESS WIRE) — September 3, 2019 — Kilroy Realty Corporation (NYSE:KRC) (the “Company”) today announced that its operating partnership, Kilroy Realty, L.P., has priced an underwritten public offering of $500.0 million aggregate principal amount of its 3.050% senior notes due 2030 (the “Notes”). The Notes will pay interest at the rate of 3.050% per annum payable semi-annually in arrears on February 15th and August 15th of each year, commencing February 15, 2020, and mature on February 15, 2030. The Notes are being offered at a price equal to 99.878% of the principal amount, plus accrued interest, if any, with a yield to maturity of 3.064%. The offering is expected to close on September 17, 2019, subject to the satisfaction of customary closing conditions.

Wells Fargo Securities, Barclays, MUFG, SMBC Nikko and US Bancorp acted as joint book-running managers, BofA Merrill Lynch, PNC Capital Markets LLC, RBC Capital Markets and Scotiabank acted as senior co-managers and BBVA, BNP PARIBAS, Citigroup, Comerica Securities, J.P. Morgan and KeyBanc Capital Markets acted as co-managers of the offering.

Net proceeds from the offering will be approximately $495.2 million, after deducting the underwriting discount and the Company’s estimated expenses. The Company intends to use the net proceeds from the offering for general corporate purposes, which may include funding development projects, acquiring land and properties and repaying outstanding indebtedness, which may include borrowings, if any under the operating partnership’s revolving credit facility and term loan facility. Pending application of the net proceeds for these purposes, the Company may temporarily invest such net proceeds in marketable securities.

The Notes are being offered pursuant to an effective shelf registration statement filed by Kilroy Realty Corporation and Kilroy Realty, L.P. with the Securities and Exchange Commission (“SEC”). The offering will be made only by means of the prospectus supplement and accompanying prospectus. The preliminary prospectus supplement and accompanying prospectus related to the offering have been filed with the SEC and are available on the SEC’s website at http://www.sec.gov. A copy of the final prospectus supplement and accompanying prospectus related to the offering may be obtained, when available, by calling Wells Fargo Securities, LLC toll-free at (800) 645-3751 or Barclays Capital Inc. toll-free at (888) 603-5847.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.

About Kilroy Realty Corporation. Kilroy Realty Corporation (KRC), a publicly traded real estate investment trust and member of the S&P MidCap 400 Index, is one of the West Coast’s premier landlords. The Company has over 70 years of experience developing, acquiring and managing office and mixed-use real estate assets. The Company provides physical work environments that foster creativity and productivity and serves a broad roster of dynamic, innovation-driven tenants, including technology, entertainment, digital media and health care companies.

At June 30, 2019, the Company’s stabilized portfolio was comprised of approximately 13.5 million square feet of office space located in the coastal regions of Los Angeles, Orange County, San Diego, the San Francisco Bay Area and Greater Seattle and one residential property which encompassed 200 residential units located in the Hollywood submarket of Los Angeles.

Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on the Company’s expectations, beliefs and assumptions as of the date on which those forward-looking statements were made, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of the Company’s control. Accordingly, actual performance, results and events may vary materially from those indicated or implied in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions and their effect on the liquidity and financial conditions of the Company and its tenants; adverse economic or real estate conditions generally, and specifically, in the States of California and Washington; risks associated with the Company’s investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal of leases by tenants; any significant downturn in tenants’ businesses; the Company’s ability to re-lease property at or above current market rates; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service and exposure to risk of default under debt obligations; increases in interest rates and the Company’s ability to manage interest rate exposure; the availability of financing on attractive terms or at all, which may adversely impact the Company’s future interest expense and the Company’s ability to pursue development, redevelopment and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing, and which may result in write-offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use and other required entitlements, governmental permits and authorizations for the Company’s development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement and/or leasing costs; defaults on leases for land on which some of the Company’s properties are located; adverse changes to, or enactment or implementations of, tax laws or other applicable laws, regulations or legislation, as well as business and consumer reactions to such changes; risks associated with joint venture investments, including the Company’s lack of sole decision-making authority, the Company’s reliance on co-venturers’ financial condition and disputes between the Company and its co-venturers; the impact of existing and any future tariffs imposed by the United States or other nations, particularly those that affect tenants or potential tenants operating in the technology sector, and other regional, national or global events or circumstances, including recessions or the perceived threat of recessions, Brexit and other events affecting regional, national or global economies; environmental uncertainties and risks related to natural disasters; and the Company’s ability to maintain the Company’s status as a REIT. These factors are not exhaustive and additional factors could adversely affect the Company’s business and financial performance. For a discussion of additional factors that could materially adversely affect the Company’s and the operating partnership’s business and financial performance, see the factors included under the caption “Risk Factors” in the prospectus supplement related to the offering of the Notes and the accompanying prospectus, the Company’s and the operating partnership’s annual report on Form 10-K for the year ended December 31, 2018 and the Company’s and the operating partnership’s other filings with the Securities and Exchange Commission. All forward-looking statements are based on information available as of, and speak only as of, the dates on which they are made. The Company assumes no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent the Company is required to do so in connection with the Company’s ongoing requirements under federal securities laws.

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